UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2018

Hortonworks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36780	37-1634325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5470 Great America Parkway

Santa Clara, California 95054

(Address of principal executive offices)

(408) 916-4121

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

Hortonworks, Inc. (the “Company” or “Hortonworks”) held its special meeting of stockholders (the “Special Meeting”) on December 28, 2018. As of November 26, 2018, the Company’s record date for the Special Meeting, there were a total of 84,237,493 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 61,438,946 shares of Common Stock were present or represented by proxy, which constituted a quorum. A summary of the final voting results is set forth below.

Proposal 1: To adopt the Agreement and Plan of Merger and Reorganization, dated as of October 3, 2018, by and among Hortonworks, Cloudera, Inc., a Delaware corporation (“Cloudera”), and Surf Merger Corporation, a Delaware corporation and a direct, wholly-owned subsidiary of Cloudera (as it may be amended from time to time, the “Merger Agreement”), and approve the transactions contemplated by the Merger Agreement (the “Merger Proposal”).

For	Against	Abstain

60,141,616	1,018,974	278,356

Proposal 2: The proposal to approve the adjournment of the Special Meeting was not voted upon at the Special Meeting because such proposal was rendered moot due to the approval of the Merger Proposal.

Consummation of the transactions contemplated by the Merger Agreement are subject to the satisfaction of certain customary closing conditions, all as set forth in the Merger Agreement and discussed in detail in the definitive joint proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 27, 2018 (the “Joint Proxy Statement”), which is available on the SEC’s website at www.sec.gov. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Annex A to the Joint Proxy Statement. Assuming the satisfaction of such closing conditions, Hortonworks expects the closing to occur on or about January 3, 2019.

Item 8.01	Other Events

To the extent required, the information included in Item 5.07 of this Form 8-K is incorporated into this Item 8.01.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities law that are subject to various risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in such statements. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Such statements are subject to risks and uncertainties that include, but are not limited to: (i) conditions to the closing of the merger may not be satisfied; (ii) the merger may involve unexpected costs, liabilities or delays; (iii) the effect of the announcement of the merger on the ability of Cloudera or Hortonworks to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Cloudera or Hortonworks does business, or on Cloudera’s or Hortonworks’ operating results and business generally; (iv) Cloudera’s or Hortonworks’ respective businesses may suffer as a result of uncertainty surrounding the merger and disruption of management’s attention due to the merger; (v) the outcome of any legal proceedings related to the merger; (vi) Cloudera or Hortonworks may be adversely affected by other economic, business, and/or competitive factors; (vii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (viii) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (ix) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. Additional factors that may affect the future results of Cloudera and Hortonworks are set forth in their respective filings with the SEC, including in the Joint Proxy Statement filed by Cloudera and Hortonworks on November 27, 2018, and each of Cloudera’s and Hortonworks’ most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 1A of Part II of Cloudera’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2018 under the heading “Risk Factors” and Item 1A of Part II of Hortonworks’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 under the heading “Risk Factors.” The risks and uncertainties described above and in the Registration Statement and Cloudera’s most recent Quarterly Report on Form 10-Q and Hortonworks’ most recent Quarterly Report on Form 10-Q are not exclusive and further information concerning Cloudera and

Hortonworks and their respective businesses, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements. Readers should also carefully review the risk factors described in other documents that Cloudera and Hortonworks file from time to time with the SEC. The forward-looking statements in this communication speak only as of the date of this communication. Except as required by law, Cloudera and Hortonworks assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Additional Information and Where to Find It

In connection with the proposed merger, Cloudera has filed with the SEC a Registration Statement on Form S-4, (as may be amended from time to time, the “Registration Statement”), which includes a final prospectus with respect to the shares of Cloudera’s common stock to be issued in the proposed merger and the Joint Proxy Statement of Cloudera and Hortonworks with respect to the proposed merger. The Registration Statement was declared effective by the SEC on November 20, 2018 and the Joint Proxy Statement was mailed or otherwise made available to Cloudera’s and Hortonworks’ respective stockholders on November 28, 2018. BEFORE MAKING ANY INVESTMENT DECISION, CLOUDERA’S AND HORTONWORKS’ RESPECTIVE STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY EACH OF CLOUDERA AND HORTONWORKS WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders can obtain a free copy of the Joint Proxy Statement and other documents containing important information about Cloudera and Hortonworks, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Cloudera and Hortonworks make available free of charge at www.cloudera.com and www.hortonworks.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC. The contents of the websites referenced above are not deemed to be incorporated by reference into the Registration Statement or the Joint Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORTONWORKS, INC.

Dated: December 28, 2018	By:	/s/ Scott Davidson
Scott Davidson
Chief Operating Officer and Chief Financial Officer